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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 9, 2003


                         COMMISSION FILE NUMBER: 1-11106


                                  PRIMEDIA INC.
                                  -------------
               (Exact name of registrant as specified in its charter)


            DELAWARE                                        13-3647573

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      (State or other jurisdiction of                     (I.R.S. Employer
       incorporation or organization)                    Identification No.)


                     745 Fifth Avenue, New York, New York
                   ----------------------------------------
                   (Address of principal executive offices)


                                    10151
                                   -------
                                 (Zip Code)


Registrant's telephone number, including area code        (212) 745-0100
                                                          --------------


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

      David Ferm, PRIMEDIA Inc.'s Executive Vice President and President and CEO of its Consumer Media & Magazines Group will be leaving the company upon the expiration of his contract on December 31, 2003.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PRIMEDIA INC.
                                     -------------
                                     (Registrant)





Date:   December 9, 2003              /s/  Beverly C. Chell
     ---------------------   -------------------------------------------------
                                          (Signature)
                                   Vice Chairman and Secretary